united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/18

Item 1. Reports to Stockholders.

Class I Shares – LSEIX

Annual Report

September 30, 2018

1-855-233-8300

www.persimmonfunds.com.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Persimmon Capital Management Annual Shareholder Letter 8421-NLD-11/8/2018

Dear Fellow Shareholders:

We are pleased to provide you with this fiscal year-end update for the Persimmon Long Short Fund. The past year was another strong year for U.S. equity markets, with the S&P 500 index finishing September 2018 near an all-time high. Growth stocks continued to outperform value as investors placed a premium on growth.

Annual Review

Following the steady upward trending markets of 2017, the U.S. equity markets experienced a significant bout of volatility as the markets went into a minor correction in the first quarter of 2018. Despite the correction the markets proved their resiliency as they shrugged of the drop and reinstituted their upward trajectory.

The contrast between markets in correction and new all-time highs in the markets have been accompanied by a steady rise in volatility. As with the contrasting market action we have seen a divergence in drivers of the economy. On the positive front we have seen relatively strong U.S. economic and corporate conditions supported by the tax cuts and strong corporate profits. On the other side of the ledger we are seeing economic openness stall amid political pressures potentially bringing higher inflation, lower productivity, reduced profit margins, and higher political risk.

In this elevated volatility environment, the Persimmon Long Short Fund (“the Fund”) has been able to participate in the upward move of the market returning 5.80% over the trailing year ended September 30, 2018. The past year has seen the Fund substantially outperform the HFRX Equity Hedge Index performance of 1.79% over the trailing twelve months. Performance was strong across our subset of strategies as each was able to outperform the HFRX Equity Hedge index by over 2.0% on a gross return basis. The largest contributor was the strategy managed by Weatherbie Capital. Their strategy is the smallest allocation with highest volatility but with the team’s focus on high growth companies they delivered gross returns in excess of 19%. The path to these returns was choppy as the team struggled during the selloff event in February 2018. The Blue Wave strategy (the “Strategy”) served as an excellent complement to the Weatherbie portfolio as the risk focused nature of Blue Wave places a higher emphasis on the protection of capital. This focus was brought to the forefront during the correction as the Blue Wave assets experienced only a minor drop during the February/March 2018 period. This risk focused approach allowed for the Blue Wave sleeve to deliver returns near 8.5% gross with the smallest drawdown across the complex of managers. Our final manager, Infinitas Capital, takes an approach that attempts to split the difference between the prior two. Unfortunately, they were not able to successfully balance the risk and capital protection objectives during the year. The team was our top performing manager during the fourth quarter of 2017 but was not able to rein in their exposure in time to avoid getting caught up in the market selloff. On a gross basis, Infinitas was only able to deliver a return of approximately 3.9% over the trailing one year period.

The investment team at Persimmon continues to focus on its objective of actively managing allocations to a complementary mix of long/short equity sub-advisors and we are in constant contact with investment teams that we believe are talented and would be strong partners for the Fund and its investors. Over the past year we have been able to onboard a new manager from the Bank of New York Mellon’s Opportunistic Alpha team. The Strategy is a fundamentally based long/short equity strategy that seeks to outperform the broad market while maintaining short exposure to hedge risk, enhance returns, and protect capital during adverse market conditions. We have a high opinion of the investment team and believe the Strategy should allow assets invested in the fund to materially participate in the equity markets with reduced portfolio Beta. Over a full market cycle, we believe that the Strategy can deliver returns in line with the equity market in general wile experiencing reduced downside volatility and shallower drawdowns. The worst drawdown the Strategy experienced occurred during the Global Financial Crisis from June of 2008 through year end. The Strategy suffered a 21.86% drawdown versus a 46.38% drawdown suffered for the S&P 500 for the year ended September 30, 2018.

CONTACT US	Timothy Melly, CFA	484-572-0500	tmelly@persimmoncapital.com

Persimmon Capital Management Annual Shareholder Letter 8421-NLD-11/8/2018

We remain dedicated to delivering alpha through the active allocation of investor capital to a portfolio of complementary long/short equity strategies. As of September 30, 2018, the Fund was allocated to three distinctly different long/short equity strategies and we believe the Fund is uniquely positioned to take advantage of current market trends and deliver superior risk-adjusted performance. The Fund actively manages cash reserves in addition to the allocations to managers in a balancing act between holding enough cash on hand for redemptions and remaining fully committed to our managers. During the past year the Persimmon team replaced two of the Fund’s managers.

The lineup of sub-advisers now consists of BNY AMNA and Weatherbie, which is complemented by the Blue Wave strategy managed by PCM. We believe that long/short equity offers the potential to add substantial value to a diversified equity allocation. Equity markets should continue to demonstrate higher dispersion and dislocation in returns across market capitalizations and present abundant short opportunities in sectors that have reached extended valuations. Active managers may be better positioned to deliver significant alpha as their deep research becomes valuable again and they are able to exploit winners and losers in this type of market environment.

The following table summarizes returns of the Fund alongside the S&P 500 and the HFRX Equity Hedge Index for the year ended September 30, 2018:

As of September 30th
	1 Year	Annualized 3 Year	Annualized 5 Year	Annualized Inception to Date*
Persimmon Long/Short Fund – LSEIX	5.80%	4.54%	3.92%	4.49%
HFRX Equity Hedge Index	1.79%	3.22%	2.40%	3.24%
S&P 500 Total Return Index	17.90%	17.30%	13.94%	15.60%

*	Inception Date 12/31/2012

Returns greater than one year are annualized

We thank you for your continued support and encourage you to reach out to us with any questions you may have.

Sincerely,

Greg Horn

Art Holly

Tim Melly

The Persimmon Capital Management Investment Team

The above table contains the Fund returns as of the last quarter end. Performance is based on the return of the Institutional class shares (LSEIX). The maximum sales charge (load) for Class A is 5.00%. The performance data quoted here represents past performance. For more current performance information, please call toll-free 855-233-8300 or visit our website, www.persimmonfunds.com. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the investment adviser has contractually agreed to reduce its fees and/or absorb expenses until at least January 31, 2019, to ensure that net annual, operating expenses of the Class I Shares will not exceed 2.75% respectively, subject to the possible recoupment from the Fund in future years. Without these waivers, the Class I shares total annual operating expenses would be 3.02%. Please review the Fund prospectus for more information regarding the Fund’s fees and expenses, including other share classes.

CONTACT US	Timothy Melly, CFA	484-572-0500	tmelly@persimmoncapital.com

Persimmon Capital Management Annual Shareholder Letter 8421-NLD-11/8/2018

PROSPECTUS OFFERING

Investors should carefully consider the investment objectives, risks, charges and expenses of the Persimmon Long/Short Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.persimmonfunds.com or by calling 855-233-8300. The prospectus should be read carefully before investing. The Persimmon Long Short Fund is distributed by Northern Lights Distributors, LLC, member FINRA.

Persimmon Capital Management, LP is not affiliated with Northern Lights Distributors, LLC.

RISK DISCLOSURE

Mutual Funds involve risk including the possible loss of principal.

The Fund will invest a percentage of its assets in derivatives and options contracts. The use of such investments and the resulting high portfolio turn-over, may expose the Fund to additional risks that it would not be subject to, if it invested directly in the securities of the underlying those derivatives. The Fund may experience losses that exceed those experienced by funds that do not use options and derivatives.

The Fund may invest in high yield or junk bonds which present a greater risk than bonds of higher quality. Other risks include credit risks and investments in fixed income securities that may be subject to default, prepayment and interest rate changes. The Fund may also invest in U.S treasury obligations and securities issued by federal agencies and U.S. government sponsorship.

Investments in foreign securities and emerging markets involve risks not generally associated with investments in securities of U.S. companies including currency rate changes, sovereign debt risk, political, social and economic conditions, accurate company information, foreign control on investment and market operations including banks and security depositories. These risks may be greater in emerging markets and less developed countries.

ETNs and ETFs are subject to investment strategy risks and expenses which are indirectly paid by the Fund. The value of small or medium capitalization equities and issuers may be subject to more erratic market movements than those of larger more established companies and issuers. Furthermore, the use short positions can magnify the potential for gain or loss and amplify the effects of market volatility on the Fund’s share price.

DEFINITIONS

Indices presented are for comparison purposes only. They may not hold substantially similar securities to the Fund, and thus, little correlation may exist. The S&P 500 index measures the return of 500 widely held securities that currently trade in the US. Index performance returns do not reflect any management fees, transaction costs or expenses. HFRXEH (HFRX Equity Hedge) is a daily index of Long/Short Equity Hedge Fund Returns provided by Hedge Fund Research (hedgefundresearch.com). Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one may not invest directly in an index.

CONTACT US	Timothy Melly, CFA	484-572-0500	tmelly@persimmoncapital.com

Persimmon Long/Short Fund
Portfolio Review (Unaudited)
September 30, 2018

The Fund’s performance figures* for the periods ended September 30, 2018, as compared to its benchmark:

			Annualized
		Annualized	Since Inception
	One Year	Five Years	December 31, 2012
Persimmon Long Short Fund - Class I	5.80%	3.92%	4.49%
HFRX Equity Hedge Index **	1.79%	2.40%	3.24%
S&P 500 Total Return Index ***	17.91%	13.95%	15.60%

Comparison of the Change in Value of a $10,000 Investment ****

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded net asset value on September 30, 2018. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual gross operating expenses as stated in the fee table of the Fund’s prospectus dated February 1, 2018 are 4.22% for Class I Shares. Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%. Total returns would have been lower had the advisor not waived a portion of its fees. For performance information current to the most recent month-end, please call 1-855-233-8300.

**	HFRXEH (HFRX Equity Hedge) is a daily index of Long/Short Equity Hedge Fund Returns provided by Hedge Fund Research (hedgefundresearch.com). Index performance returns do not reflect any management fees, transaction costs or expenses. You cannot invest directly in an index.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Top Holdings by Industry Sector/Asset Type (1)	% of Net Assets
Consumer, Non-cyclical	20.7%
Technology	15.0%
Equity Funds	12.7%
Financial	11.4%
Consumer, Cyclical	9.7%
Industrial	9.4%
Short-Term Investments	6.9%
Communication	6.8%
Basic Materials	3.7%
Energy	3.5%
Commodity Funds	0.4%
Liabilities Less Other Assets	(0.2)%
Total	100.0%

(1) Does not includes securities sold short in which the Fund invests.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS
September 30, 2018

Shares		Fair Value
	COMMON STOCK - 80.2%
	ADVERTISING - 1.2%
2,533	Trade Desk, Inc. *^	$382,255

	AEROSPACE/DEFENSE - 2.1%
2,168	HEICO Corp.^	200,778
7,507	Kratos Defense & Security Solutions, Inc. *	110,953
969	TransDigm Group, Inc. *^	360,759
		672,490
	AGRICULTURE - 0.5%
3,344	Archer-Daniels-Midland Co.^	168,103
1	Vector Group Ltd.	7
		168,110
	AIRLINES - 1.0%
5,181	SkyWest, Inc.^	305,161

	APPAREL - 0.6%
1,655	Canada Goose Holdings, Inc. *^	106,814
862	VF Corp.	80,554
		187,368
	AUTO MANUFACTURERS - 0.9%
2,292	Toyota Motor Corp. - ADR ^	285,010

	AUTO PARTS & EQUIPMENT - 1.0%
1,057	Allison Transmission Holdings, Inc.	54,975
2,892	Visteon Corp. *^	268,667
		323,642
	BANKS - 3.5%
1,611	Bank of NT Butterfield & Son Ltd.	83,546
3,762	East West Bancorp, Inc.^	227,112
5,201	First Interstate BancSystem, Inc. ^	233,005
1,316	Glacier Bancorp, Inc.	56,706
2,684	Independent Bank Group, Inc.^	177,949
1,200	Signature Bank ^	137,808
626	SVB Financial Group *^	194,580
		1,110,706
	BIOTECHNOLOGY - 3.6%
5,655	ACADIA Pharmaceuticals, Inc. *^	117,398
3,179	Acorda Therapeutics, Inc. *	62,467
2,135	Alexion Pharmaceuticals, Inc. *^	296,786
436	BioMarin Pharmaceutical, Inc. *^	42,279
5,038	Puma Biotechnology, Inc. *^	230,992
1,703	Sage Therapeutics, Inc. *	240,549
1,109	Ultragenyx Pharmaceutical, Inc. *^	84,661
340	Vertex Pharmaceuticals, Inc. *	65,532
		1,140,664
	BUILDING MATERIALS - 0.3%
1,305	Continental Building Products, Inc. *	49,003
645	Trex Co., Inc. *	49,652
256	US Concrete, Inc. *	11,738
		110,393
	CHEMICALS - 3.2%
4,811	Cabot Corp.^	301,746
8,946	Huntsman Corp. ^	243,600
638	Ingevity Corp. *	64,999
35,257	OMNOVA Solutions, Inc. *	347,281
958	RPM International, Inc.	62,213
		1,019,839

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	COMMON STOCK - 80.2% (Continued)
	COMMERCIAL SERVICES - 6.7%
1,517	2U, Inc. *^	$114,063
6,250	Avis Budget Group, Inc. *^	200,875
619	Bright Horizons Family Solutions, Inc. *	72,943
381	Care.com, Inc. *	8,424
14,485	Chegg, Inc. *^	411,809
212	CoStar Group, Inc. *	89,218
371	FleetCor Technologies, Inc. *	84,529
491	Gartner, Inc. *	77,824
435	Global Payments, Inc.	55,419
749	Green Dot Corp. *	66,526
681	HealthEquity, Inc. *^	64,293
1,016	Kforce, Inc.	38,202
4,119	Paylocity Holding Corp. *^	330,838
1,129	Robert Half International, Inc.	79,459
1,431	Rollins, Inc.	86,847
999	TransUnion ^	73,506
664	Verisk Analytics, Inc. *	80,045
493	WEX, Inc. *^	98,975
825	Worldpay, Inc. *	83,548
		2,117,343
	COMPUTERS - 1.2%
364	Apple, Inc.	82,169
608	EPAM Systems, Inc. *^	83,722
880	Fortinet, Inc. *^	81,198
664	Globant SA *^	39,169
593	Qualys, Inc. *^	52,836
1,342	Vocera Communications, Inc. *	49,090
		388,184
	DISTRIBUTION/WHOLESALE - 0.7%
1,692	H&E Equipment Services, Inc. ^	63,924
1,331	KAR Auction Services, Inc.	79,447
900	SiteOne Landscape Supply, Inc. *^	67,806
		211,177
	DIVERSIFIED FINANCIAL SERVICES - 4.8%
503	Affiliated Managers Group, Inc.^	68,770
7,339	Ally Financial, Inc. ^	194,117
3,475	E*Trade Financial Corp. *^	182,055
23,525	Jefferies Financial Group, Inc.	516,609
446	Mastercard, Inc. ^	99,284
8,123	OneMain Holdings, Inc. *^	273,014
266	Virtus Investment Partners, Inc. ^	30,257
3,757	WageWorks, Inc. *^	160,612
		1,524,718
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
1,395	nLight, Inc. *	30,983

	ELECTRONICS - 0.2%
955	FLIR Systems, Inc.	58,704

	ENERGY-ALTERNATE SOURCES - 1.1%
20,743	Green Plains, Inc. ^	356,780

	ENVIRONMENTAL CONTROL - 1.1%
1,119	Tetra Tech, Inc.	76,428
3,589	Waste Connections, Inc. ^	286,295
		362,723

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	COMMON STOCK - 80.2% (Continued)
	FOOD - 0.6%
1,379	Chef’s Warehouse, Inc. *	$50,127
592	McCormick & Co., Inc.	77,996
3,386	Nomad Foods Ltd. *	68,600
		196,723
	HEALTHCARE-PRODUCTS - 3.1%
904	BioTelemetry, Inc. *	58,263
310	Cooper Companies, Inc.	85,916
369	Edwards Lifesciences Corp. *	64,243
1,070	Genomic Health, Inc. *^	75,135
800	Glaukos Corp. *	51,920
3,647	Insulet Corp. *^	386,400
118	Intuitive Surgical, Inc. *	67,732
493	Masimo Corp. *	61,398
786	Tactile Systems Technology, Inc. *^	55,845
322	Thermo Fisher Scientific, Inc.	78,594
		985,446
	HEALTHCARE-SERVICES - 1.7%
642	Amedisys, Inc. *^	80,224
526	Centene Corp. *	76,154
1,431	Ensign Group, Inc.	54,264
548	HCA Healthcare, Inc.	76,238
386	ICON PLC *	59,347
697	IQVIA Holdings, Inc. *	90,429
670	LHC Group, Inc. *^	69,003
233	US Physical Therapy, Inc. ^	27,634
		533,293
	HOUSEHOLD PRODUCTS - 0.5%
1,395	Church & Dwight Co., Inc.	82,821
578	Helen of Troy Ltd. *	75,660
		158,481
	INSURANCE - 1.5%
779	Aon PLC	119,795
1,685	Arthur J. Gallagher & Co.	125,431
681	Primerica, Inc.	82,095
1,165	Progressive Corp.	82,762
1,118	Universal Insurance Holdings, Inc.	54,279
		464,362
	INTERNET - 4.7%
10,409	Acxiom Corp. *	514,309
48	Amazon.com, Inc. *	96,144
535	Eventbrite, Inc. *	20,314
310	F5 Networks, Inc. *	61,820
715	GrubHub, Inc. *^	99,113
652	Match Group, Inc. *	37,757
708	Q2 Holdings, Inc. *	42,869
1,125	Stamps.com, Inc. *^	254,475
2,430	Wayfair, Inc. *^	358,838
		1,485,639
	LEISURE PRODUCTS - 1.8%
1,842	Lindblad Exepditions Holdings, Inc. *	27,391
1,103	MCBC Holdings, Inc. *	39,576
7,604	Norwegian Cruise Line Holdings Ltd. *	436,698
1,188	Planet Fitness, Inc. *^	64,188
		567,853

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	COMMON STOCK - 80.2% (Continued)
	MACHINERY-DIVERSIFIED - 0.8%
674	Albany International Corp.	$53,583
814	Applied Industrial Technologies, Inc.	63,695
1,164	Middleby Corp. *^	150,563
		267,841
	MINING - 0.5%
10,291	Freeport-McMoRan, Inc.^	143,251

	MISCELLANEOUS MANUFACTURING - 0.4%
645	Ingersoll-Rand PLC	65,984
330	Proto Labs, Inc. *^	53,377
		119,361
	OIL & GAS - 1.9%
9,515	Cabot OIL & Gas Corp. ^	214,278
11,513	Parsley Energy, Inc. *^	336,755
998	Viper Energy Partners LP	42,016
		593,049
	OIL & GAS SERVICES - 0.5%
7,594	Solaris Oilfield Industries, Inc. *	143,451

	PHARMACEUTICALS - 4.0%
138	Aerie Pharmaceuticals, Inc. *	8,494
3,897	Diplomat Pharmacy, Inc. *^	75,641
7,576	Mylan NV *^	277,282
8,531	Portola Pharmaceuticals, Inc. *^	227,180
4,457	Revance Therapeutics, Inc. *	110,756
61,523	TherapeuticsMD, Inc. *	403,591
1,704	Zoetis, Inc. ^	156,018
		1,258,962
	REAL ESTATE - 1.4%
5,130	FirstService Corp. ^	434,306

	RETAIL - 3.8%
412	Burlington Stores, Inc. *^	67,123
453	Chuy’s Holdings, Inc. *^	11,891
488	Darden Restaurants, Inc.	54,261
249	Domino’s Pizza, Inc.	73,405
974	Five Below, Inc. *^	126,678
2,332	Hudson Ltd. *	52,610
667	Lowe’s Companies, Inc.	76,585
447	Lululemon Athletica, Inc. *^	72,633
2,178	Ollie’s Bargain Outlet Holdings, Inc. *^	209,306
212	O’Reilly Automotive, Inc. *	73,632
2,961	PetIQ, Inc. *	116,397
757	Ross Stores, Inc.	75,019
1,834	Ruth’s Hospitality Group, Inc.	57,863
748	TJX Companies, Inc.	83,791
506	Wingstop, Inc.	34,545
		1,185,739
	SAVINGS & LOANS - 0.2%
1,625	Axos Financial, Inc. *^	55,884

	SEMICONDUCTORS - 2.4%
14,932	Advanced Micro Devices, Inc. *	461,249
1,863	Impinj, Inc. *^	46,240
45	IPG Photonics Corp. *	7,023
6,199	Teradyne, Inc.^	229,239
		743,751

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	COMMON STOCK - 80.2% (Continued)
	SOFTWARE - 11.5%
354	Adobe Systems, Inc. *^	$95,562
1,732	Altair Engineering, Inc. *	75,255
418	Appfolio, Inc. *	32,771
931	Aspen Technology, Inc. *^	106,050
1,442	Avalara, Inc. *	50,369
1,525	Broadridge Financial Solutions, Inc. ^	201,224
3,913	Ebix, Inc. ^	309,714
4,434	Everbridge, Inc. *^	255,576
17,275	Evolent Health, Inc.^	490,610
320	Fair Isaac Corp. *	73,136
14,302	First Data Corp. *^	349,969
1,129	HubSpot, Inc. *^	170,423
634	MSCI, Inc. ^	112,478
900	Omnicell, Inc. *	64,710
241	Paycom Software, Inc. *	37,454
1	Progress Software Corp.	35
157	RealPage, Inc. *^	10,346
399	salesforce.com, Inc. *	63,453
366	ServiceNow, Inc. *^	71,601
2,513	SPS Commerce, Inc. *^	249,390
6,198	Talend SA - ADR *	432,248
460	Tyler Technologies, Inc. *^	112,728
623	Ultimate Software Group, Inc. *^	200,724
576	Veeva Systems, Inc. *^	62,709
		3,628,535
	TELECOMMUNICATIONS - 0.9%
451	GTT Communications, Inc. *^	19,573
11,407	Sierra Wireless, Inc. *^	229,281
425	Ubiquiti Networks, Inc.	42,016
		290,870
	TRANSPORTATION - 4.2%
44,890	Ardmore Shipping Corp. *	291,785
742	CSX Corp.	54,945
679	Expeditors International of Washington, Inc.	49,927
899	Forward Air Corp.	64,458
9,641	Knight-Swift Transportation Holdings, Inc.^	332,422
595	Landstar System, Inc.	72,590
4,185	XPO Logistics, Inc. *^	477,801
		1,343,928

	TOTAL COMMON STOCK (Cost - $20,766,208)	25,356,975

	EXCHANGE-TRADED FUNDS (ETFs) - 13.1%
	COMMODITY FUNDS - 0.4%
2,887	United States Natural Gas Fund LP *	71,684
3,409	United States Oil Fund LP *	52,908
		124,592
	EQUITY FUNDS - 12.7%
3,409	iShares MSCI Switzerland ETF	118,258
3,395	iShares US Telecommunications ETF	100,967
12,630	SPDR S&P 500 ETF Trust	3,671,793
2,018	WisdomTree Japan Hedged Equity ETF	116,943
		4,007,961

	TOTAL EXCHANGE TRADED FUNDS (ETFs) (Cost - $3,764,054)	4,132,553

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Contracts ++	Description	Counterparty	Notional Amount	Exercise Price	Expiration Date	Fair Value
	PURCHASED OPTIONS - 0.6% *
	CALL OPTIONS PURCHASED - 0.0%
75	Chicago Board Options Exchange	InteractiveBrokers	90,900	$17.00	10/17/2018	3,750
8	Portola Pharamceuticals, Inc.	InteractiveBrokers	21,304	30.00	3/15/2019	2,568
	TOTAL CALL OPTIONS PURHCASED (Cost $10,754)					6,318

	PUT OPTIONS PURCHASED - 0.6%
6	Carvana Co.	InteractiveBrokers	35,454	25.00	1/18/2019	165
2	Riot Blockchain, Inc.	InteractiveBrokers	730	13.00	1/18/2019	2,040
5	Riot Blockchain, Inc.	InteractiveBrokers	485	33.00	1/18/2019	15,263
18	Sears Holdings Corp.	InteractiveBrokers	1,746	17.00	1/18/2019	29,070
28	Sears Holdings Corp.	InteractiveBrokers	23,744	25.00	1/18/2019	66,780
12	Snap, Inc.	InteractiveBrokers	10,176	30.00	1/18/2019	26,910
11	Snap, Inc.	InteractiveBrokers	14,399	40.00	1/18/2019	35,777
	TOTAL PUT OPTIONS PURHCASED (Cost $151,456)					176,005
	TOTAL OPTIONS PURCHASED (Cost $162,210)					182,323

Shares
	SHORT-TERM INVESTMENT - 6.9%
	MONEY MARKET FUND - 6.9%
2,177,678	Fidelity Investments Money Market Funds - Institutional Class, 1.92% + ^					$2,177,678
	TOTAL SHORT-TERM INVESTMENT (Cost - $2,177,678)

	TOTAL INVESTMENTS - 100.2% (Cost - $26,707,941)					$31,667,206
	OPTION CONTRACTS PURCHASED - 0.6% (Cost - $162,210)					182,323
	SECURITIES SOLD SHORT - (36.9)% (Proceeds - $12,246,600)					(11,656,852)
	OTHER ASSETS LESS LIABILITIES - 36.2%					11,440,807
	NET ASSETS - 100.0%					$31,633,484

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	SECURITIES SOLD SHORT - (36.9)% *
	COMMON STOCK - (33.9)%
	AGRICULTURE - (0.1)%
3,371	Vector Group Ltd.	$46,445

	APPAREL - (0.1)%
472	Carter’s Inc.	46,539

	AUTO MANUFACTURERS - (0.9)%
3,409	Ford Motor Co.	31,533
1,125	REV Group, Inc.	17,663
836	Tesla, Inc.	221,348
		270,544
	AUTO PARTS & EQUIPMENT - (0.2)%
1,140	BorgWarner, Inc.	48,769

	BANKS - (3.4)%
2,355	Associated Banc-Corp.	61,230
1,275	Bank OZK	48,399
17,834	CVB Financial Corp.	398,055
381	Signature Bank	43,754
961	Synovus Financial Corp.	44,004
7,016	Westamerica Bancorporation	422,083
1,190	Zions Bancorporation	59,679
		1,077,204
	BUILDING MATERIALS - (1.2)%
539	Eagle Materials, Inc.	45,944
277	Martin Marietta Materials, Inc.	50,400
3,704	Trex Co., Inc.	285,134
		381,478
	CHEMCIALS - (0.2)%
1,680	Huntsman Corp.	45,746
1,335	Tronox Ltd.	15,953
		61,699
	COMMERCIAL SERVICES - (3.6)%
13,328	ABM Industries, Inc.	429,828
57	Ambow Education Holding Ltd. - ADR	316
5,196	Great Lakes Dredge & Dock Corp.	32,215
2	Huron Consulting Group, Inc.	99
2,204	Square, Inc.	218,218
17,488	TrueBlue, Inc.	455,562
		1,136,238
	COMPUTERS - (0.8)%
1,096	Pure Storage, Inc.	28,441
3,632	Western Digital Corp.	212,617
		241,058
	DISTRIBUTION/WHOLESALE - (1.2)%
1,068	WW Grainger, Inc.	381,714

	DIVERSIFIED FINANCIAL SERVICES - (0.3)%
1,467	Janus Henderson Group PLC	39,550
1,505	Legg Mason, Inc.	47,001
140	Och-Ziff Capital Management Group LLC	207
		86,758
	ENGINEERING & CONSTRUCTION - (0.1)%
635	MasTec, Inc.	28,353

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	SECURITIES SOLD SHORT - (36.9)% (Continued)
	COMMON STOCK - (33.9)% (Continued)
	FOOD - (1.3)%
1,367	Blue Apron Holdings, Inc.	$2,351
3,140	Flower Foods, Inc.	58,592
1,396	Hain Celestial Group, Inc.	37,860
1	Pilgrim’s Pride Corp.	18
5,263	Tyson Foods, Inc.	313,306
		412,127
	HEALTHCARE PRODUCTS- (0.6)%
5,440	Natus Medical, Inc.	193,936

	HEALTHCARE SERVICES - (0.8)%
8,996	Tenet Healthcare Corp.	256,026

	HOLDING COMPANIES - (0.6)%
2,406	Spectrum Brands Holdings, Inc.	179,776

	HOME BUILDERS - (0.3)%
1,020	Lennar Corp.	47,624
2,435	Taylor Morrison Home Corp.	43,927
		91,551
	HOME FURNISHINGS - (0.4)%
1,505	Leggett & Platt, Inc.	65,904
1,536	Sonos, Inc.	24,637
277	Whirlpool Corp.	32,894
		123,435
	INSURANCE - (0.7)%
4,236	HCI Group, Inc.	185,325
539	Universal Insurance Holdings, Inc.	26,168
		211,493
	INTERNET - (1.8)%
3,679	CDW Corp.	327,137
2	GrubHub, Inc.	277
615	Shutterstock, Inc.	33,567
18,934	Snap, Inc.	160,560
150	Stitch Fix, Inc.	6,566
277	Zillow Group, Inc. - Class A	12,243
597	Zillow Group, Inc. - Class C	26,417
		566,767
	LEISURE PRODUCTS - (1.4)%
8,670	Harley-Davidson, Inc.	392,751
443	Polaris Industries, Inc.	44,676
		437,427
	MEDIA - (1.6)%
1,516	FactSet Research Systems, Inc.	339,144
16,858	Gannett Co., Inc.	168,749
		507,893
	MINING - (0.1)%
1,650	Century Aluminum Co.	19,751

	MISCELLANEOUS MANUFACTURING - (0.4)%
3,951	Actuant Corp.	110,233
2,634	General Electric Co.	29,738
		139,971
	OIL & GAS - (0.2)%
2,581	Ultrapar Participacoes SA - ADR	23,900
1,904	YPF SA - ADR	29,417
		53,317

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	SECURITIES SOLD SHORT - (36.9)% (Continued)
	COMMON STOCK - (33.9)% (Continued)
	OIL & GAS SERVICES - (0.9)%
982	Halliburton Co.	$39,801
1,604	RPC, Inc.	24,830
3,064	Schlumberger Ltd.	186,659
1,113	US Silica Holdings, Inc.	20,958
		272,248
	PHARMACEUTICALS - (1.8)%
15,214	Bausch Health Companies, Inc.	390,543
10,457	Owens & Minor, Inc.	172,750
		563,293
	REAL ESTATE INVESTMENT TRUSTS - (4.9)%
1,903	CBL & Associates Properties, Inc.	7,593
3,836	Chesapeake Lodging Trust	123,021
12,084	DiamondRock Hospitatlity Co.	141,020
535	Essex Property Trust, Inc.	131,990
8,723	Iron Mountain, Inc.	301,118
3,821	Pebblebrook Hotel Trust	138,970
7,647	Pennsylvania Real Estate Investment Trust	72,341
4,653	Realty Income Corp.	264,709
3,709	Seritage Growth Properties	176,140
15,522	Washington Prime Group, Inc.	113,311
2,746	Weyerhaeuser Co.	88,613
		1,558,826
	RETAIL - (3.1)%
444	Foot Locker, Inc.	22,635
950	Lumber Liquidators Holdings, Inc.	14,716
1,733	Michaels Companies, Inc.	28,127
9,336	PetMed Express, Inc.	308,181
15,473	Ruth’s Hospitality Group, Inc.	488,173
23,291	Sears Holdings Corp.	22,541
388	Ulta Beauty, Inc.	109,463
		993,836
	SAVINGS & LOANS - (0.4)%
6,704	People’s United Financial, Inc.	114,773

	SEMICONDUCTORS - (0.1)%
3,466	Rambus, Inc.	37,814

	SOFTWARE - (0.2)%
1,865	Box, Inc.	44,592
1,900	Castlight Health, Inc.	5,130
140	NetEase, Inc. - ADR	31,955
		81,677
	TELECOMMUNICATIONS - (0.1)%
3,393	Telefonica Brasil SA - ADR	33,014

	TEXTILES - (0.2)%
463	Mohawk Industries, Inc.	81,187

	TOTAL COMMON STOCK SOLD SHORT (Proceeds - $11,267,327)	10,736,937

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Shares		Fair Value
	SECURITIES SOLD SHORT - (36.9)% (Continued)
	EXCHANGE-TRADED FUNDS (ETFs) - (2.8)%
	COMMODITY FUNDS (0.7)%
3,395	iShares Silver Trust	$46,613
1,622	SPDR Gold Shares	182,897
		229,510
	EQUITY FUNDS - (2.1)%
3,724	Industrial Select Sector SDPR Fund	291,962
2,764	Invesco Solar ETF	57,325
1,868	iShares China Large-Cap ETF	79,988
1,265	iShares MSCI Brazil ETF	42,669
2,274	iShares MSCI Peru ETF	83,956
1,240	iShares MSCI Turkey ETF	29,524
2,834	VanEck Vectors Rare Earth/Strategic Metals ETF	57,162
		642,586

	TOTAL EXCHANGE-TRADED FUNDS (ETFs) SOLD SHORT (Proceeds - $912,760)	872,096

	EXCHANGE-TRADED NOTE (ETN) - (0.2)%
	EQUITY FUND (0.3)%
1,793	iPATH S&P 500 VIX Short-Term Futures ETN	47,819
	TOTAL EXCHANGE-TRADED NOTE (ETN) SOLD SHORT (Proceeds - $66,513)

	TOTAL SECURTIES SOLD SHORT (Proceeds - $12,246,600)	$11,656,852

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

*	Non-income producing security.

^	All or part of the security was held as collateral for securities sold short as of September 30, 2018.

+	Money market fund; interest rate reflects seven-day effective yield on September 30, 2018.

++	Each option contract allows the holder to purchase/sell 100 shares of the underlying security at the exercise price.

				Unrealized
Short		Notional		Appreciation/
Contracts	Description	Amount	Expiration Date	(Depreciation)
	OPEN SHORT FUTURES CONTRACTS - (0.1) %
16	E-Mini Russ 2000	$1,360,640	December-18	$19,660
7	Nasdaq 100 E-Mini	1,071,735	December-18	(7,815)
5	S&P Mid 400 E-Mini	1,012,600	December-18	9,890
25	S&P 500 E-Mini	3,648,750	December-18	6,650
	NET UNREALIZED APPRECIATION ON OPEN SHORT FUTURE CONTRACTS			28,385

See accompanying notes to financial statements.

Persimmon Long/Short Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

ASSETS
Investment securities, at cost	$26,707,941
Investments in options purchased, at cost	162,210
Investment securities, at fair value	31,667,206
Investments in options purchased, at fair value	182,323
Segregated cash at broker	11,439,810
Receivable for securities sold	612,809
Dividends and Interest receivable	40,462
Unrealized appreciation on open short futures contracts	28,385
TOTAL ASSETS	43,970,995

LIABILITIES
Securities sold short, at fair value (proceeds $12,246,600)	11,656,852
Payable for investments purchased	475,957
Due to custodian	79,304
Investment advisory fees payable	51,816
Dividends payable on securities sold short	21,345
Payable to Related Parties	4,375
Accrued expenses and other liabilities	47,862
TOTAL LIABILITIES	12,337,511
NET ASSETS	$31,633,484

COMPOSITION OF NET ASSETS:
Paid in capital	$26,776,307
Accumulated net investment loss	(632,954)
Accumulated net realized loss from investments, securities sold short, option contracts purchased futures contracts, and foreign currency transactions	(107,380)
Net unrealized appreciation of investments, securities sold short, option contracts purchased and open futures contracts	5,597,511
NET ASSETS	$31,633,484

NET ASSET VALUE PER SHARE:
Class I Shares:
Net Assets	$31,633,484
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,829,680
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.18

(a)	The Fund will impose a 1.00% redemption fee for any redemptions of Fund shares occurring within 60 days of purchase.

See accompanying notes to financial statements.

Persimmon Long/Short Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2018

INVESTMENT INCOME
Dividends	$180,682
Interest	95,808
Less: Foreign withholding taxes	(2,937)
TOTAL INVESTMENT INCOME	273,553

EXPENSES
Advisory fees	593,254
Dividend paid on securities sold short	141,184
Interest expenses	137,938
Administrative services fees	51,868
Compliance officer fees	44,404
Accounting services fees	30,998
Legal fees	28,949
Transfer agent fees	28,535
Trustees fees and expenses	25,899
Audit fees	23,993
Custodian fees	16,629
Printing and postage expenses	15,672
Registration fees	10,785
Insurance expense	2,696
Broker Fees	2,048
Non 12b-1 shareholder servicing fees	335
Miscellaneous expenses	1,470
TOTAL EXPENSES	1,156,657
Fees waived/expenses reimbursed by the Advisor	(55,016)
TOTAL NET EXPENSES	1,101,641

NET INVESTMENT LOSS	(828,088)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	2,565,513
Securities sold short	(1,640,258)
Options contracts purchased	(85,693)
Futures contracts	(717,324)
Foreign currency transactions	92
Net Realized Gain	122,330

Net change in unrealized appreciation on:
Investments	1,708,790
Securities sold short	541,076
Options contracts purchased	45,277
Futures contracts	28,385
Net Change in Unrealized Appreciation	2,323,528

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,445,858

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,617,770

See accompanying notes to financial statements.

Persimmon Long/Short Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
FROM OPERATIONS
Net investment loss	$(828,088)	$(616,726)
Net realized gain from investments, securities sold short, options contracts purchased, futures contracts, and foreign currency transactions	122,330	2,002,536
Net change in unrealized appreciation on investments, securities sold short options contracts purchased, and futures contracts	2,323,528	186,167
Net increase in net assets resulting from operations	1,617,770	1,571,977

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class I	(1,384,825)	—
Total distributions to shareholders	(1,384,825)	—

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	10,002,466	608,000
Net asset value of shares issued in reinvestment of distributions:
Class I	1,384,825	—
Payments for shares redeemed:
Class I	(3,065,463)	(6,619,698)
Net increase (decrease) from shares of beneficial interest transactions	8,321,828	(6,011,698)

NET INCREASE (DECREASE) IN NET ASSETS	8,554,773	(4,439,721)

NET ASSETS
Beginning of Period	23,078,711	27,518,432
End of Period *	$31,633,484	$23,078,711
* Includes accumulated net investment loss of:	$(632,954)	$(439,950)

SHARE ACTIVITY
Class I:
Shares Sold	925,718	57,423
Shares Reinvested	129,787	—
Shares Redeemed	(280,859)	(645,133)
Net increase (decrease) in shares of beneficial interest outstanding	774,646	(587,710)

See accompanying notes to financial statements.

Persimmon Long/Short Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015	September 30, 2014
Net asset value, beginning of year	$11.23	$10.41	$10.90	$11.02	$10.62
Income (loss) from investment operations:
Net investment loss (1)	(0.31)	(0.28)	(0.37)	(0.33)	(0.26)
Net realized and unrealized gain on investments (2)	0.93	1.10	0.40	0.56	0.66
Total from investment operations	0.62	0.82	0.03	0.23	0.40
Less distributions from:
Net realized gains	(0.67)	—	(0.52)	(0.35)	0.00 *
Total distributions	(0.67)	—	(0.52)	(0.35)	0.00 *
Redemption fees collected	—	—	—	—	0.00 *
Net asset value, end of year	$11.18	$11.23	$10.41	$10.90	$11.02
Total return (3)	5.80%	7.88%	0.17%	2.17%	3.77%
Net assets, at end of year (000s)	$31,633	$23,079	$27,518	$28,549	$29,752
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets before fee waiver/recapture (4)(6)(7)	3.88%	4.17%	4.33%	3.93%	4.09%
Ratio of net expenses to average net assets after fee waiver/recapture (6)(7)	3.69%	3.86%	4.33%	3.93%	3.83%
Ratio of net investment loss to average net assets before fee waiver/recapture (5)(7)	(2.96)%	(2.97)%	(3.56)%	(2.97)%	(2.64)%
Ratio of net investment loss to average net assets after fee waiver/recapture (5)(7)	(2.78)%	(2.66)%	(3.44)%	(2.97)%	(2.39)%
Portfolio Turnover Rate	263%	86%	207%	214%	181%

*	Represents less than $0.01 per share.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net assets value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions, if any. Total returns would have been lower absent the fee waiver.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or fees recaptured by the Advisor.

(5)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Excluding interest expense and dividends on securities sold short, the following ratios would have been:

Gross expenses to Average net assets	2.93%	3.09%	2.89%	2.99%	3.24%
Net expenses to average net assets	2.75%	2.78%	2.89%	2.99%	2.99%

(7)	Ratio does not include the expenses of other investment companies in which the Fund invests.

See accompanying notes to financial statements.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

1.	ORGANIZATION

The Persimmon Long/Short Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware on December 5, 2011, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on December 31, 2012. The Fund seeks long-term capital appreciation.

The Fund offers Class I shares. Effective May 25, 2016, sales and operations of Class A shares of the Fund were suspended. A principal of the investment advisor solely held the Class A shares for the period from October 1, 2015 to May 25, 2016. The Fund may recommence offering and operation of Class A shares of the Fund in the future. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. Class I shares are subject to a 1.00% redemption fee on redemptions made within 60 days of the original purchase.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

All investments in securities are recorded at their estimated fair values. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale at the mean between the current bid and ask prices on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and ask prices on the valuation date. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team or committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisors, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisors to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisors based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisors are unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under U.S. GAAP are described below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available and may require significant management judgment or estimation.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stocks	$25,356,975	$—	$—	$25,356,975
Exchange-Traded Funds	4,132,553	—	—	4,132,553
Purchased Options	2,568	179,755	—	182,323
Short-Term Investment	2,177,678	—	—	2,177,678
Futures Contracts	28,385	—	—	28,385
Total	$31,698,159	$179,755	$—	$31,877,914
Liabilities *
Securities Sold Short
Common Stocks	$10,736,937	$—	$—	$10,736,937
Exchange-Traded Funds	872,096	—	—	872,096
Exchange-Traded Note	47,819	—	—	47,819
Total	$11,656,852	$—	$—	$11,656,852

*	Refer to the Portfolio of Investments for industry classification.

The Fund did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1, Level 2, and Level 3 during the period.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years (2015-2017) or expected to be taken in the Fund’s 2018 returns. The Fund identifies its major tax jurisdictions as U.S. federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended September 30, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and options amounted to $67,565,137 and $62,767,113, respectively.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the statements of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Segregated Cash at Broker – The Fund has $11,439,810 of cash on hand at two prime brokers representing the proceeds of securities sold short. Withdrawal of these amounts is restricted based on the level of short trading in the Fund.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The derivative instruments outstanding, as of September 30, 2018, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund.

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities for the year ended September 30, 2018:

Derivative	Risk Type	Statement of Assets and Liabilities	Fair Value
Call options purchased	Equity	Investments in purchased options, at fair value	$6,318
Put options purchased	Equity	Investments in purchased options, at fair value	176,005
Futures contracts	Equity	Unrealized appreciation on futures contracts	28,385
		Totals	$210,708

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2018:

Derivative Investment Type	Location of Gain/Loss on Derivative
Equity	Net realized loss from options contracts purchased
Net change in unrealized appreciation on option contracts purchased
Net realized loss on futures contracts
Net change in unrealized appreciation on futures contracts

The following is a summary of the Fund’s derivative investments activity recognized in the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2018:

		Realized loss on	Change in unrealized
		options contracts	appreciation on options
Derivative Investment Type	Primary Risk Exposure	purchased	contracts purchased
Options purchased	Equity	$(85,693)	$45,277

Change in unrealized
		Realized loss on	appreciation on futures
Derivative Investment Type	Primary Risk Exposure	futures contracts	contracts
Futures	Equity	$(717,324)	$28,385

Offsetting of Financial Assets and Derivative Assets – The following table shows additional information regarding the offsetting of assets and liabilities at September 30, 2018 for the Fund.

				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities

		Gross Amounts Offset	Net Amounts of Liabilities
	Gross Amounts of	in the Statement of	Presented in the Statement	Financial	Cash Collateral
Description	Recognized Assets	Assets & Liabilities	of Assets & Liabilities	Instruments	Pledged	Net Amount
Options Purchased	$182,323	$—	$182,323	$—	$—	$182,323
Futures	28,385	—	28,385	—	—	28,385
Total	$210,708	$—	$210,708	$—	$—	$210,708

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Persimmon Capital Management L.P. serves as the Fund’s investment advisor (the “Advisor”). The Advisor allocates portions of the Fund’s portfolio to be managed by several sub-advisors (each, a “Sub-Advisor”, together, the “Sub-Advisors”). Infinitas Capital, LLC, Weatherbie Capital, LLC, Inc., and Bank of New York Mellon Asset Management North America Corp., served as a Sub-Advisor to the Fund during the year ended September 30, 2018.

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee computed and accrued daily and paid monthly, at an annual rate of 1.99% of the average daily net assets. Pursuant to separate sub-advisory agreements between the Advisor and each Sub-Advisor, each Sub-Advisor is entitled to receive, on a monthly basis, a specific percentage of the net assets of its managed allocated portion. The Sub-Advisors are paid by the Advisor, not the Fund. For the year ended September 30, 2018, the advisory fees incurred by the Fund amounted to $593,254.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least January 31, 2019, to ensure that Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expenses on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses (such as litigation expenses, which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Advisor) will not exceed 2.75% of the daily average net assets attributable to Class I shares. The Advisor may seek reimbursement only for expenses waived or paid by it during the prior three years; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement). Reimbursements will only be sought if total expenses will remain under the expenses limitation in place at the time of waiver or reimbursement. The Board may terminate this expense reimbursement arrangement at any time. For the year ended September 30, 2018, the Advisor waived fees or reimbursed expenses in the amount of $55,016. Cumulative expenses subject to the aforementioned conditions will expire September 30 of the following years:

2020	$73,080
2021	55,016
Total	$128,096

Northern Lights Distributors, LLC (the “Distributor) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s Class I shares. During the year ended September 30, 2018, the Distributor did not receive any underwriting commissions for sales of Class I shares.

In addition, certain affiliates of the Distributor provide ancillary services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a chief compliance officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at September 30, 2018, are as follows:

Cost for Federal Tax purposes	$14,918,124

Unrealized Appreciation	6,240,123
Unrealized Depreciation	(962,492)
Tax net Unrealized Appreciation	$5,277,631

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended September 30, 2018 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2018	September 30, 2017
Ordinary Income	$—	$—
Long-Term Capital Gain	1,384,825	—
Return of Capital	—	—
	$1,384,825	$—

There were no distributions for the fiscal year ended September 30, 2017.

As of September 30, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

		Post October	Capital
Undistributed	Undistributed	Loss	Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$364,358	$(638,004)	$—	$(146,936)	$5,277,759	$4,857,177

The difference between book basis and tax basis accumulated net investment losses, accumulated net realized gain (loss), and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for constructive sales, partnerships, and C-Corporation return of capital distributions and mark-to-market on open futures and options 1256 contracts. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles and constructive sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $638,004.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and foreign currency gains/ (losses), and adjustments for real estate investment trusts, grantor trusts, partnerships, return of capital from C-Corporations, capitalization in lieu of dividend payments, and equalization debits resulted in reclassification for the year ended September 30, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(644,798)	$635,084	$9,714

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

7.	REDEMPTION FEES

The Fund may assess a short term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than sixty days. The redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. For the year ended September 30, 2018, the Fund earned $0 in redemption fees.

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These change will be effective November 5, 2018. Management has evaluated the Disclosure Update and Simplification Rule and has determined that the updates are not material to the financial statements and for this reason the related changes have not been applied to these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Persimmon Long/Short Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Persimmon Long/Short Fund (the “Fund”), a series of Northern Lights Fund Trust III, as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the two years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial highlights for each of the periods ended September 30, 2016, September 30, 2015 and September 30, 2014 for Persimmon Long/Short Fund were audited by other auditors whose reports expressed unqualified opinions on those statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of September 30, 2018 by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of the fund since 2017.

Denver, Colorado

November 29, 2018

Persimmon Long/Short Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2018

As a shareholder of the Persimmon Long/Short Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Persimmon Long Short/Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period beginning April 1, 2018 and ending September 30, 2018.

Table 1. Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2. Hypothetical Expenses

Table 2 “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Persimmon Long Short/Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending Account	Expenses Paid During
Actual Expenses	Expense Ratio **	Account Value	Value	Period
	4/1/18 - 9/30/18	4/1/2018	9/30/2018	4/1/18 - 9/30/18
Class I	2.75%	$1,000.00	$1,043.90	$14.09
	Annualized	Beginning	Ending Account	Expenses Paid During
Hypothetical Expenses	Expense Ratio **	Account Value	Value	Period *
	4/1/18 - 9/30/18	4/1/2018	9/30/2018	4/1/18 - 9/30/18
Class I	2.75%	$1,000.00	$1,011.28	$13.87

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized expense ratio does not include interest expense or dividend expense.

Persimmon Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2018

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah Research Foundation (April 2000 to May 2018); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations & Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of September 30, 2018, the Trust was comprised of 33 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

Persimmon Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2018

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 80 Arkay Drive, Hauppauge, NY 11788 1983	President	Since August 2017, indefinite	Senior Vice President (since 2017), Vice President and Counsel (2015-2016) and Assistant Vice President (2012–2015), Gemini Fund Services, LLC; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011- 2012).
Brian Curley 80 Arkay Drive, Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Vice President and Counsel, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006- 2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-233-8300.

Persimmon Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2018

Approval of Sub-Advisory Agreement – Persimmon Long/Short Fund*

In connection with a meeting held on May 30th and 31st, 2018, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, considered the approval of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Persimmon Capital Management, LLC (“PCM”) and BNY Mellon Asset Management North America Corporation (“BNY”), with respect to the Fund. In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Sub Advisory Agreement.

Nature, Extent & Quality of Services. The Board noted that BNY was formed from the combination of three investment management boutiques and was an indirect subsidiary of The Bank of New York Mellon Corporation. The Board acknowledged that BNY’s management and investment team collectively had extensive industry experience in portfolio management, research, investment strategy, risk analysis and compliance. The Board noted that BNY would provide investment research, risk oversight and compliance services to the Fund, and would utilize long and short positions for hedging and absolute returns to maximize performance and minimize market risk. The Board reviewed BNY’s risk management process, and commented that an independent risk team would formally review risk and performance with the investment team and chief investment officer every quarter. It noted that BNY monitored compliance with pre- and post-trade guidelines daily and used a team to oversee, approve and maintain broker and collateral management relationships. The Board observed that BNY reported no material regulatory or compliance issues in the past 36 months. The Board recognized the long history and reputation of the three entities that comprise BNY as institutional money managers, with robust infrastructure and access to multiple resources capable of providing benefits to the Fund. The Board concluded that with BNY’s impressive team and business processes for dealing with risk management and compliance, it should provide excellent service to the Fund and its shareholders.

Performance. The Board reviewed the results of a limited partnership managed by BNY that employed the same strategy that would be implemented for the Fund. The Board noted that the limited partnership had substantially outperformed the benchmark Citigroup 3-Month Treasury Bill Index over the one-year, five-year and since inception (June 2008) periods. Although past performance is not predictive of future returns, the Board concluded that BNY had the potential to deliver reasonable results for the Fund and its shareholders.

Fees & Expenses. The Board noted that BNY proposed a 1.00% sub-advisory fee to be paid by PCM out of its advisory fee for the assets under its management in the Fund and not by the Fund, and that this was the first sub-advisory relationship for BNY using this strategy. Given the high quality of services that BNY was anticipated to provide the Fund, the Board concluded that BNY’s proposed management fee was not unreasonable.

Economies of Scale. The Board noted that it had previously discussed economies of scale as they relate to the Fund’s sub-advisers and had determined that this matter was primarily a Fund level issue and should be considered with respect to the overall advisory contract and fee, taking into consideration the impact of the sub-advisory expense rather than individual sub-advisory agreements.

Profitability. The Board considered the estimated profits to be realized by BNY in connection with the sub-advisory services to be provided to the Fund and whether the amount of profit would be a fair, entrepreneurial profit for its sub-advisory services. The Board was satisfied that BNY’s expected level of profitability from its relationship with PCM would not be excessive.

Conclusion. Having requested and received such information from BNY as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the sub-advisory fee structure was not unreasonable and that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

*Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-233-8300 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-233-8300.

INVESTMENT ADVISOR
Persimmon Capital Management, LP
1777 Sentry Parkway West
VEVA 14, Suite 102
Blue Bell, PA 19422

SUB-ADVISORS
BNY Mellon Asset Management North America Corporation
201 Washington Street
Boston, MA 02108

Infinitas Capital, LLC
99 Hudson Street, 5th Floor
New York, NY 10013

Weatherbie Capital, LLC
265 Franklin Street, Suite 1601
Boston, MA 02110

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $14,850

2017 – $14,500

(b)	Audit-Related Fees

2018 - None

2017 – None

(c)	Tax Fees

2018 - $3,250

2017 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $3,250

2017 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 12/10/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 12/10/18

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/10/18